EXHIBIT 99.1

FORWARD-LOOKING STATEMENTS AND QUALIFICATIONS

          In addition to historical information, this document contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates and projections about the industry and markets in which Archstone-Smith Trust ("Archstone-Smith") operates, management's beliefs and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict. Actual operating results may differ materially from what is expressed or forecasted in this Form 8-K. See Risk Factors in Archstone-Smith's Current Report on Form 8-K, filed on November 1, 2001, for a complete discussion of factors that could impact our future financial performance.

           This presentation contains projections and statements regarding trends in the real estate industry which exist as of the date of this report. By their nature, there can be no assurance as to how accurate these projections will be, and other observers of the real estate industry could discern different trends or draw different conclusions from these trends. This report includes data and projections prepared by third parties. Archstone-Smith does not endorse or confirm such data and projections and is not suggesting that the sources of those projections are experts. Additional cautions apply to data and projections prepared by third parties, because Archstone-Smith cannot independently verify these data and projections. Archstone-Smith is undertaking no obligation to update these projections or statements and can provide no assurances that they will be or remain accurate at any particular point of time in the future.

           Readers should review this presentation in conjunction with a review of Archstone-Smith's Form 10-K for the fiscal year ended December 31, 2000, Smith Residential Realty Inc.'s ("Smith Residential") Form 10-K for the fiscal year ended December 31, 2000, and subsequent reports on Form 10-Q and Form 8-K of Archstone-Smith and Smith Residential, as well as the Registration Statement on Form S-4 for Archstone-Smith, as amended.

Important Notes

          Because the opening presentation was prepared as a slide show, the text on each page was kept to a minimum to facilitate visual communication and to emphasize major points. This presentation is dated November 28, 2001, and the information and analyses presented should be read as of that date with the understanding that Archstone-Smith is not undertaking to update this presentation or the third party data and projections included in this presentation.

Archstone-Smith

Wachovia Securities REIT Conference

New York, New York

November 28, 2001

Archstone-Smith company profile

Apartment communities ¹                                   232
Apartment units ¹                                      80,744
Employees                                              3,000+
Equity market capitalization                     $5.7 billion
  - Second largest apartment company
  - Fourth largest in REIT industry
Total market capitalization                      $9.4 billion
Estimated annual revenues                        $1.0 billion
(1)	Includes operating communities & communities under construction at November 1, 2001

Dramatic capital redeployment program positions company for future growth

Geographic distribution

[The following table was depicted as two pie charts in the presentation]

                                         1/1/95             Pro Forma 9/30/01
Arizona                                  32%                        3%
Texas                                    46%                        4%
California                                2%                       21%
Washington DC Metro Area                  0%                       32%
Other Protected Markets ¹                 0%                       25%
Other                                    20%                       15%
(1)	Includes: Chicago, Boston, Seattle and Southeast Florida

The value of owning apartments in protected markets

Lowest apartment occupancy 1980 - 2000

PROTECTED MARKETS
Bay Area/ San Jose          95.6%
L.A. County                 93.8%
San Diego                   92.9%
Boston                      94.6%
Washington DC               94.5%
Seattle                     93.1%

OTHER MARKETS
Dallas                      83.5%
Houston                     81.6%
Phoenix                     84.3%
Denver                      87.1%
Atlanta                     88.8%

Apartments offer stability in recession

Los Angeles County

[The following table was depicted as a line chart in the presentation]

                           1989      1990       1991       1992       1993     1994

Occupancy                  95.30%   95.20%     94.20%     94.40%     93.80%   94.60%
Employment Growth          73,548   18,893   -151,907   -178,762    -96,806   -5,620

Dallas/Ft. Worth

1980 - 1986

[The following table was depicted as a bar graph in the presentation]

                                          1980                    1986
Total Apartment inventory                191,000                 380,000
Vacancy                                   5.7%                    16.5%

Improving trends in renter age cohorts

U.S. population ages 55 and older

[The following table was depicted as a line graph in the presentation. The figures for each year represent the US population ages 55 and older (in millions)]

55+       1986     1987     1988     1989    1990     1991     1992     1993     1994    1995    1996
         51.002   51.377   51.637   51.923  52.334   52.782   53.217   53.728   54.219  54.751   55.31

          1997     1998     1999     2000    2001     2002     2003     2004     2005    2006     2007
         56.001   57.051   57.929   58.796  59.572   61.375    62.92   64.456   66.016  67.643   69.397

          2008     2009     2010     2011    2012     2013     2014
         71.201   73.098   75.095   77.129  79.311   81.492   83.644

Source: ACLI

Improving trends in renter age cohorts

U.S. population ages 20 -29

[The following table was depicted as a line graph in the presentation. The figures for each year represent the U.S. population ages 20-29 (in millions).]

          1986     1987     1988     1989    1990     1991     1992     1993     1994    1995     1996
20-29    42.637   42.049   41.394   40.818  40.371   39.869   39.187   38.355   37.496  36.887   36.441

          1997     1998     1999     2000    2001     2002     2003     2004     2005    2006     2007
         36.308   36.253   36.235   36.33   36.387   36.775   37.339   37.884   38.459  39.075   39.544

          2008     2009     2010     2011    2012     2013     2014
         40.028   40.504   40.947   41.415  41.773   42.036   42.321

Source: ACLI

High margins provide excellent stability for apartments

                                                                                             Total Annual
                                                 Equity Market        Equity Market Cap         Return
                           Annual Revenue¹     Capitalization ¹          to Revenues       12/31/00- 1/15/01
Archstone-Smith ²               $  1.0               $ 5.7                 5.2                    4%
The Gap                         $ 14.3               $12.7                 1.1                  (43%)
Boeing                          $ 57.2               $27.9                 0.5                  (48%)
Safeway                         $ 33.6               $22.5                 0.7                  (30%)
Compaq                          $ 36.7               $16.3                 0.4                  (28%)
Ford Motor Co.                  $163.9               $31.3                 0.2                  (26%)
Reliant Energy                  $ 47.6               $ 7.9                 0.2                  (37%)
United Airlines                 $ 18.0               $ 0.9                 0.1                  (67%)
(1)	$ in billions
(2)	Represents Archstone-Smith post-merger

Innovative operating initiatives

Dramatic transformation of how we do business

        •  Intense focus on branding our customer service
           - Merger combines the two most respected and powerful brands in our industry

        •  Revenue Management
           - Preliminary results are encouraging
           - Currently rolled out to 20 communities across the country
           - Expected to be rolled out portfolio wide by mid-2002

        •  Online leasing capabilities
           - Recently completed our first online lease

Archstone-Smith

Strong balance sheet and financial flexibility

     Total market capitalization            $9.4 billion
     Equity market capitalization           $5.7 billion
     Current liquidity ¹                    $762 million

     Financial ratios
       •  Interest coverage                           3.2x
       •  Fixed charge coverage ²                     2.6x
       •  Total debt to total book capitalization     42%
       •  Total debt to total market capitalization   39%
(1)	Includes cash balances and available capacity on credit facilities.
(2)	Includes interest expense, principal amortization, preferred stock dividends and preferred unit dividends.

Dividend growth and stability

[The following information was depicted as a line graph in the presentation]

Common share dividend per share in 1991:                      $0.64
Common share dividend per share in 1992:                      $0.70
Common share dividend per share in 1993:                      $0.82
Common share dividend per share in 1994:                      $1.00
Common share dividend per share in 1995:                      $1.15
Common share dividend per share in 1996:                      $1.24
Common share dividend per share in 1997:                      $1.30
Common share dividend per share in 1998:                      $1.39
Common share dividend per share in 1999:                      $1.48
Common share dividend per share in 2000:                      $1.54
Common share dividend per share in 2001:                      $1.64

Archstone-Smith
        •  Current dividend yield¹: 6.3%
        •  Current dividend yield on 1991 investment: 23.9%
        •  103 consecutive quarterly dividend payments
        •  1.4 x cash flow coverage

Current Dividend Yields ¹
        •  Dow Jones Industrial Average: 1.4%
        •  Russell 2000: 1.4%
        •  Standard & Poor's 500: 1.3%
        •  NASDAQ: 0.1%
(1)	Source: Bloomberg data as of November 19, 2001

Our vision and primary objective

Earn the right to be viewed as a well-run operating company in corporate America - not just within the real estate industry.

Our core values:
        •  Camaraderie
        •  Honest & Ethical
        •  Innovation
        •  Enterprising
        •  Leadership

Protected markets outperform over the long term

Archstone-Smith's top 7 markets

                                                  % of NOI ¹
Greater Washington D.C. Metro Area                   32.3%
Southern California                                  11.1%
San Francisco Bay Area, California                    9.9%
Chicago, Illinois                                     8.4%
Southeast Florida                                     7.4%
Boston, Massachusetts                                 5.2%
Seattle, Washington                                   4.1%
(1)	Based on total net operating income for Archstone and Smith in Q3/01